EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Casella Waste Systems, Inc. for the period ended June 30, 2018 as filed with the Securities and Exchange Commission on the date hereof (“Report”), the undersigned, John W. Casella, Chairman and Chief Executive Officer, hereby certifies, pursuant to 18 U.S.C. Section 1350, that, to his knowledge:
(1)the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)the information contained in the Report fairly presents, in all material respects, our financial condition and results of operations.

Date: August 3, 2018	By: /s/ John W. Casella
Chairman and Chief Executive Officer
(Principal Executive Officer)